Clarus Corporation To Begin Trading on June 11, 2010 on
NASDAQ Global Market under Ticker “BDE”

Salt Lake City, UT, (June 9, 2010) -- Clarus Corporation (Nasdaq: BDE) (the “Company”), a leading developer, manufacturer and distributor of outdoor equipment and lifestyle products, today announced that it will commence trading on the NASDAQ Global Market (“NASDAQ”) under the stock symbol “BDE.”   The Company's common stock will be transferred to the NASDAQ Global Market at the opening of business on June 11, 2010 and will no longer be traded on the OTC Pink Sheets Electronic Quotation Service under the symbol “CLRS.PK.”

The Company noted that it intends to seek the approval of shareholders to change its name to “Black Diamond Equipment” during its annual meeting scheduled to be held in Salt Lake City, Utah on August 5, 2010.

Warren B. Kanders, the Executive Chairman of the Company said, “We are very pleased to announce our listing on the NASDAQ Global Market.  We believe the move to NASDAQ will improve liquidity, increase our visibility and ultimately enhance value for our shareholders.”

About The Company

Clarus Corporation is a leading developer, manufacturer and distributor of technical outdoor equipment and lifestyle products for rock and ice climbers, alpinists, hikers, freeride skiers and outdoor enthusiasts and travelers. The Company’s products are principally sold under the Black DiamondTM and Gregory® brand names through specialty and online retailers throughout the U.S., Canada, Europe, Asia, South America, New Zealand and Africa.  For more information about us and our brands, please visit www.claruscorp.com, www.blackdiamondequipment.com, and www.gregorypacks.com.

CONTACT:  Clarus Corp.
Warren B. Kanders
Executive Chairman
203-428-2000
wbkanders@claruscorp.com

Peter Metcalf
President and Chief Executive Officer
801-278-5552
peter@bdel.com

CONTACT:  ICR, Inc.
Investors:
James Palczynski
Principal and Director
203-682-8229
jp@icrinc.com
Media:
James McCusker
Vice President
203-682-8245
James.McCusker@icrinc.com

Bo Park
Managing Director
917-596-4353
bo.park@icrinc.com

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Clarus may use words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” “will,” and similar expressions to identify forward-looking statements.  These forward-looking statements involve a number of risks, uncertainties and assumptions which are difficult to predict. Clarus cautions you that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of Clarus’ acquisitions of Black Diamond and Gregory, including future financial and operating results that may be realized from the acquisitions; (ii) statements of plans, objectives and expectations of Clarus or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements and other statements that are not historical facts.  Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to: (i) our ability to successfully integrate Black Diamond and Gregory; (ii) our ability to realize financial or operating results as expected; (iii) material differences in the actual financial results of the mergers compared with expectations, including the impact of the mergers on Clarus’ future earnings per share; (iv) economic conditions and the impact they may have on Black Diamond and Gregory and their respective customers or demand for products; (v) our ability to implement our acquisition growth strategy or obtain financing  to support such strategy; (vi) the loss of any member of our senior management or certain other key executives; (vii) our ability to utilize our net operating loss carry forward; and (viii) our ability to adequately protect our intellectual property rights.  Additional factors that could cause Clarus’ results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” section of Clarus’ filings with the Securities and Exchange Commission, including its latest annual report on Form 10-K and most recently filed Forms 8-K and 10-Q, which may be obtained at our web site at www.claruscorp.com or the Securities and Exchange Commission’s web site at www.sec.gov.  All forward-looking statements included in this press release are based upon information available to Clarus as of the date of this press release, and speak only as the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release.